SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Investment Managers Series Trust II

(Name of Registrant as Specified in Its Charter)

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ALL TERRAIN OPPORTUNITY FUND

February 7, 2019

Dear Shareholder:

The shareholders of the All Terrain Opportunity Fund (the “Fund”) series of Investment Managers Series Trust II (the “Trust”) are being asked to approve the appointment by the Trust’s Board of Trustees of Foothill Capital Management, LLC (“FCM”), as the co-investment adviser to the Fund.

Bauer Capital Management, LLC (“Bauer”) served as co-investment adviser to the Fund from the time the Fund commenced operations on November 3, 2014, until December 14, 2018. On December 14, 2018, FCM acquired Bauer (the “Acquisition”), which reorganized into FCM in connection with the Acquisition. The Acquisition resulted in an assignment and termination of the Fund’s then-existing investment co-advisory agreement with Bauer. In anticipation of the Acquisition and these related events, the Board of Trustees of the Trust approved a new investment co-advisory agreement on October 17, 2018 (the “New Agreement”), which allows FCM to serve as the investment adviser to the Fund under terms substantially similar to those of the prior investment co-advisory agreement. The New Agreement is effective for 150 days from the date of the closing of the Acquisition (on May 12, 2019), unless approved by the shareholders of the Fund, in which case the New Agreement will remain in effect for a two-year period.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement. Under the New Agreement, FCM will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the prior investment co-advisory agreement and for the same fees that are currently in effect.

Neither the investment objective nor the investment strategies of the Fund have changed as a result of the Acquisition, and the investment advisory personnel of Bauer who provided services to the Fund continue to do so as employees of FCM. Castle Financial & Retirement Planning Associates, Inc. continues to provide co-investment advisory services to the Fund pursuant to a separate investment co-advisory agreement between the Trust and Castle.

The Acquisition and the proposal are discussed in detail in the enclosed Proxy Statement. Approval of the New Agreement will neither alter the number of shares you own in the Fund nor cause a change to the advisory fees charged to the Fund.

The Board of Trustees has concluded that appointing FCM as the investment adviser to the Fund would serve the best interests of the Fund and its shareholders. The Board of Trustees recommends that you vote FOR the approval of the New Agreement after carefully reviewing the enclosed materials.

Your vote is important. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board of Trustees, we thank you for your continued investment in the All Terrain Opportunity Fund.

Sincerely,

Terrance Gallagher

President

ALL TERRAIN OPPORTUNITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 15, 2019

A Special Meeting of Shareholders of the All Terrain Opportunity Fund (the “Fund”) series of Investment Managers Series Trust II (the “Trust”) will be held on March 15, 2019, at 11:00 a.m., local time, at the office of Foothill Capital Management, LLC, 2220 E. Route 66, Suite 205, Glendora, California 91740. At the meeting, we will ask the shareholders of the Fund to vote on:

1.	Approval of a new investment co-advisory agreement between Investment Managers Series Trust II, on behalf of the Fund, and Foothill Capital Management, LLC; and

2.	Any other matters that properly come before the meeting.

The Board of Trustees of the Trust has unanimously approved Proposal 1. ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please read the accompanying Proxy Statement for a more complete discussion of the Proposal.

Shareholders of record of the Fund as of the close of business on January 15, 2019, are entitled to notice of, and to vote at, the Fund’s special meeting or any adjournment thereof.

You are invited to attend the Special Meeting. If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, as promptly as possible. This is important for the purpose of ensuring a quorum at the Special Meeting. You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the Special Meeting.

By order of the Board of Trustees,

Terrance Gallagher

President

February 7, 2019

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Bauer Capital Management, LLC (“Bauer”) served as the co-investment adviser to the Fund from the Fund’s inception on November 3, 2014, until December 14, 2018 pursuant to an investment co-advisory agreement between the Trust and Bauer. On December 14, 2018, Foothill Capital Management, LLC (“FCM”) acquired Bauer (the “Acquisition”), which reorganized into FCM in connection with the Acquisition. The Acquisition resulted in an assignment and termination of the Fund’s then-existing investment co-advisory agreement with Bauer (the “Initial Agreement”). In anticipation of the Acquisition and these related events, the Board of Trustees of the Trust approved an interim and new investment co-advisory agreement on October 17, 2018 (the “New Agreement”), which allows FCM to continue to serve as the co-investment adviser to the Fund under terms substantially similar to those of the Initial Agreement. The New Agreement is effective for 150 days from the closing of the Acquisition (on May 12, 2019), unless approved by the shareholders of the Fund, in which case the New Agreement will remain in effect for a two-year period.

To provide for continuity in the operation of the Fund, the Board has determined that it is appropriate to seek shareholder approval of the New Agreement at a special meeting of shareholders of the Fund (the “Meeting”). Under the New Agreement, FCM will provide co-investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Initial Agreement and for the same fees that are currently in effect.

Neither the investment objectives nor the investment strategies of the Fund have changed as a result of the Acquisition, and the investment advisory personnel of Bauer who provided services to the Fund prior to the Acquisition will continue to do so under the New Agreement, if approved by the shareholders. Castle Financial & Retirement Planning Associates, Inc. (“Castle”) will continue to provide co-investment advisory services to the Fund pursuant to a separate investment co-advisory agreement between the Trust and Castle.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the following proposal, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof: To approve a new investment co-advisory agreement between Investment Managers Series Trust II (the “Trust”) and Foothill Capital Management, LLC (the “Proposal”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q. How will the Acquisition or the approval of the New Agreement affect me as a Fund Shareholder?

A. The Fund’s investment objectives will not change as a result of the completion of the Acquisition or the approval of the New Agreement, and you will still own the same shares of the Fund. The terms of the New Agreement are the same as the Initial Agreement in all material respects except for the new commencement date and the 150-day term (which will be extended to two years if the New Agreement is approved by the Fund’s shareholders). The advisory fee rates will remain the same as under the Initial Agreement. If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter. Bauer’s portfolio manager who has managed the Fund since its inception will continue to manage the Fund under the New Agreement.

Q. Will the Fund’s other investment co-advisor change as a result of this Acquisition?

A. No. The Fund’s other investment co-advisor, Castle will continue to provide co-investment advisory services pursuant to the separate investment co-advisory agreement between the Trust and Castle.

Q. Will the Fund’s name change?

A. No. The Fund’s name will not change.

Q. Has the Board of Trustees approved the New Agreement for the Fund and how does the Board of Trustees recommend that I vote?

A. The Board of Trustees unanimously approved the New Agreement at a meeting held on October 17, 2018, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. FCM has agreed to bear all such costs.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on January 15, 2019 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of FCM, 2220 E. Route 66, Suite 205, Glendora, California 91740 on March 15, 2019, at 11:00 a.m. local time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

•	By Telephone: Call the number printed on the enclosed proxy card(s);

•	By Internet: Access the website address printed on the enclosed proxy card(s); or

•	In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call 1-844-441-4440 or write to All Terrain Opportunity Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201. The reports will be furnished free of charge.

Q. Who can I call to obtain additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund’s proxy information line at 1-833-795-8488. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

INVESTMENT MANAGERS SERIES TRUST II

PROXY STATEMENT

TO SHAREHOLDERS OF THE

ALL TERRAIN OPPORTUNITY FUND

The Board of Trustees of Investment Managers Series Trust II (the “Trust”) is sending this Proxy Statement to the shareholders of the All Terrain Opportunity Fund series of the Trust (the “Fund”) in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Fund (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about February 8, 2019, to the shareholders of the Fund of record as of January 15, 2019 (the “Record Date”). As of the Record Date, 1,246,332.48 shares of the Fund’s Institutional Class shares were issued and outstanding. Information on shareholders who owned beneficially more than 5% of the shares of the Fund as of the Record Date is set forth in Appendix A. To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on March 15, 2019. This Proxy Statement is available on the Internet at www.proxyvote.com.

INTRODUCTION

Bauer Capital Management, LLC (“Bauer”) served as the Fund’s investment co-adviser from the commencement of Fund operations on November 3, 2014, until December 14, 2018. On December 14, 2018, Foothill Capital Management, LLC (“FCM”) acquired Bauer (the “Acquisition”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquisition automatically terminated Bauer’s then-current investment co-advisory agreement with the Fund.

In anticipation of the Acquisition and these related events, the Board of Trustees of the Trust approved on October 17, 2018, an interim and new investment co-advisory agreement with FCM (the “New Agreement”) effective on the date of closing of the Acquisition, to continue to manage the Fund subject to oversight by the Board of Trustees. The New Agreement has substantially the same terms as the previous investment co-advisory agreement between the Trust, with respect to the Fund, and Bauer.

The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement, compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the interim investment advisory agreement. Pursuant to Rule 15a-4, the Board of Trustees has appointed FCM to continue to serve as the interim investment adviser to the Fund and is seeking to obtain approval of the New Agreement by the shareholders of the Fund. The New Agreement will terminate with respect to the Fund 150 days after its effective date (on May 12, 2019) unless it is approved by a majority of the shareholders of the Fund.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

On October 17, 2018, the Board of Trustees approved the New Agreement and appointed FCM as investment adviser to the Fund. A copy of the New Agreement is included as Appendix B to this Proxy Statement, and all references to the New Agreement are qualified by reference to Appendix B.

Consideration of New Agreement

The Board met on October 17, 2018, to consider the terms of the New Agreement. At that meeting, the Board reviewed information regarding the acquisition of Bauer by FCM, which is an SEC-registered investment adviser. The Board considered that no changes to the Fund’s advisory fees or expense caps were being proposed in connection with the Acquisition. The Board also considered Bauer’s indication that it did not anticipate that the Acquisition would result in any material changes to the information it previously presented to the Board in connection with the Board’s annual review of the amended and restated investment co-advisory agreement with respect to the Fund (the “Initial Agreement”) in April 2018. The Board also noted that no changes to the Fund’s investment objective and investment strategies were being proposed and that the investment advisory personnel of Bauer who provided services to the Fund prior to the Acquisition would continue to do so as employees of FCM.

Consideration of Initial Agreement

At its April 2018 meeting, the Board considered a variety of matters in connection with the annual renewal of the Initial Agreement, including information about Bauer’s organization and financial condition; information regarding the background and experience of its personnel providing services to the Fund; reports comparing performance of the Fund with returns of the HFRX Global Hedge Fund Index (the “Index”) and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Multialternative category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Broadridge Financial Services (the “Expense Peer Group”) from Morningstar, Inc.’s Multialternative fund category (the “Expense Universe”); and information about Bauer’s policies and procedures, including its compliance manual and brokerage and trading procedures.

The Board considered information included in the meeting materials regarding the performance of the Fund. The Board noted that the materials they reviewed indicated that the total return of the Fund for the one-year period ended January 31, 2018, was higher than the Performance Peer Group median return, the Performance Universe median return, and the Index return. For the three-year period ended January 31, 2018, the Fund’s annualized total return was higher than the Performance Peer Group median return, the Performance Universe median return, and the Index return.

The Board also considered the overall quality of services provided by Bauer to the Fund. In doing so, the Board considered Bauer’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of Bauer’s organization and operations, and its compliance structure and compliance procedures.

The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers) were higher than the median of the Fund’s Expense Peer Group (by 19 basis points) and the median of the Expense Universe (by 37 basis points). The Board noted that Bauer had reduced its advisory fee in the prior year and that Bauer waived a portion of its advisory fees for the year ended January 31, 2018. In reviewing the Fund’s proposed advisory fee, the Trustees considered Bauer’s assertions that the Fund’s advisory fee is appropriate in light of the extensive time and work that is put into managing the Fund’s investment strategy, and that the strategy is unique in that it incorporates a significant number of factors, a significant amount of research, and a proprietary risk model. The Board also considered information regarding the allocation of the Fund’s advisory fee between Bauer and Castle, the Fund’s co-advisor. The Board noted that Bauer does not manage assets for any other clients using the same investment strategies as those used by the Fund. The Board also observed that the Fund’s proposed advisory fee was lower than Bauer’s standard fee for separate account clients.

In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were higher than the Expense Peer Group median (by 10 basis points) and Expense Universe medians (by 35 basis points). The Board noted, however, that as of January 31, 2018, the Fund’s annual total expenses were likely above those of the Expense Peer Group as a result of the Fund’s higher investment advisory fee and the Fund’s asset size being significantly smaller than the average net assets of the funds in the Expense Peer Group and Expense Universe.

The Board also reviewed the profitability to Bauer from its relationship with the Fund for the year ended January 31, 2018. The Board noted that Bauer had waived a portion of its advisory fee with respect to the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board concluded that the profit of Bauer from its relationship with the Fund was reasonable.

The Board also considered the benefits received by Bauer as a result of Bauer’s relationship with the Fund (other than the receipt of its investment advisory fee), including research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Bauer’s compliance program, and the intangible benefits of Bauer’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on its review, including its consideration of the fact that FCM’s compensation under the proposed New Agreement is the same as the compensation of Bauer under the Initial Agreement and that the Fund’s current portfolio manager will continue to manage the Fund following the Acquisition, the Board concluded that FCM would have the capabilities, resources and personnel necessary to manage the Fund, and that in light of the services to be provided by FCM to the Fund the compensation to be paid to it under the New Agreement is fair and reasonable, and that approval of the New Agreement is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE INVESTMENT CO-ADVISORY AGREEMENT BETWEEN THE TRUST AND FCM.

Information Regarding FCM

FCM, located at 2220 E. Route 66, Suite 205, Glendora, California 91740, is a newly-formed investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”). FCM is wholly owned by Banhazl, LP. Eric Banhazl, who is an Interested Trustee of the Trust and the Chairman of FCM, owns a controlling interest in Banhazl, LP. Banhazl, LP is located at 2220 E. Route 66, Suite 226, Glendora, California 91740.

The names and principal occupations of the principal executive officers of FCM, located at 2220 E. Route 66, Suite 205, Glendora, California 91740, are listed below:

Name	Principal Occupation/Title	Position with the Fund (if any)
Eric Banhazl	Chairman	Interested Trustee
Joy Ausili	Co-President	Vice President & Assistant Secretary
Rita Dam	Co-President	Treasurer & Assistant Secretary
Teri Guindon	Chief Financial Officer	None
Korey Bauer	Managing Director & Chief Investment Officer	Portfolio Manager
Max Banhazl	Managing Director	None
Diane Drake	Chief Compliance Officer	Secretary

FCM does not provide investment advisory services to any other registered funds that have investment objectives and investment strategies similar to those of the Fund.

FCM is affiliated with Mutual Fund Administration, LLC (“MFAC”), one of the Fund’s co-administrators. MFAC is wholly owned by Banhazl, LP. Mr. Banhazl is Chairman of MFAC and Ms. Ausili and Ms. Dam are Co-Chief Executive Officers of MFAC. MFAC has served as one of the Fund’s co-administrators since the Fund’s inception on November 3, 2014. For the Fund’s fiscal year ended October 31, 2018, the Fund paid $24,608 in administrative fees to MFAC. MFAC will continue to serve as co-administrator of the Fund following the approval of the New Agreement by shareholders.

Terms of the New Advisory Agreement

The terms of the New Agreement with FCM are substantially the same as the terms of the Initial Agreement, except that, as required under the 1940 Act, the New Agreement will terminate with respect to the Fund 150 days after its effective date (on May 12, 2019) unless it is approved by a majority of the shareholders of the Fund.

If approved by the shareholders of the Fund, the New Agreement would continue in force with respect to the Fund until December 14, 2020, unless sooner terminated as provided in the New Agreement. The New Agreement would continue in force from year to year thereafter with respect to the Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

The New Agreement may be terminated with respect to a Fund at any time without payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by FCM, upon 60 days’ written notice. In addition, before the shareholders of the Fund approve the New Agreement, the Board of Trustees or a majority of the Fund’s shareholders may terminate the New Agreement without payment of any penalty upon ten days’ written notice to FCM. The New Agreement would automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the New Agreement, as under the Initial Agreement, FCM would be entitled to annual fees of 0.84% of the average daily net assets of the Fund. However, FCM has contractually agreed to waive its management fee and to absorb operating expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to 1.60% of average daily net assets of the Fund’s shares. This agreement will remain in effect until February 28, 2021. FCM is permitted to seek reimbursement from the Fund of previously waived fees or reimbursements to the Fund for three years from the date fees were waived or Fund expenses were paid if such repayment can be achieved within the Fund’s expense limit in effect at the time such expense was incurred and if certain other conditions are satisfied. For the Fund’s fiscal year ended October 31, 2018, Bauer waived 27% of its advisory fee with respect to the Fund. The ability of Bauer to seek reimbursement of previously waived advisory fees terminated with the Acquisition.

Information Regarding the Officers and Trustees of the Trust

Eric Banhazl is an Interested Trustee of the Trust and is Chairman of FCM. FCM is wholly owned by Banhazl, LP. Mr. Banhazl owns a controlling interest in Banhazl, LP. Mr. Banhazl has a material interest in the Acquisition and the approval of the New Agreement because FCM receives fees from the Fund for its services as investment co-adviser.

Since February 1, 2017, none of the Trust’s Independent Trustees has had, directly or indirectly, a material interest, material transaction, or material proposed transaction to which FCM or Bauer, or any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

Certain officers of the Trust are employees of FCM: Joy Ausili, Vice President and Assistant Secretary of the Trust, is Co-President of FCM. Rita Dam, Treasurer and Assistant Secretary of the Trust, is Co-President of FCM. Diane Drake, Secretary of the Trust, is the Chief Compliance Officer of FCM.

Required Vote

Approval of the appointment of FCM as investment adviser to the Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if the owners of more than 50% of the Fund’s shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the appointment of FCM is not approved, the Board of Trustees will take appropriate action to ensure continuity of management of the Fund after reviewing the available alternatives, which may include approving another investment adviser or liquidation of the Fund.

Section 15(f) Safe Harbor

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

•	First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment advisor (or its predecessor or successor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any circumstances relating to the Acquisition that might result in the imposition of an “unfair burden” on the Fund as a result of the Acquisition.

•	Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The Board currently satisfies this condition.

VOTING PROCEDURES

How to Vote

This Proxy is being solicited by the Board of Trustees of the Fund. You can vote by mail or in person at the Meeting.

To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided. If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date. You also can revoke a Proxy by voting in person at the Meeting. Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

Proxy Solicitation

FCM will bear the expenses incurred in connection with preparing this Proxy Statement. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of FCM, without additional compensation, may solicit proxies in person or by telephone. Broadridge Financial Solutions, Inc. has also been engaged to assist in the solicitation of proxies, at an estimated cost of $3,600. FCM will pay all of the costs of Broadridge Financial Solutions, Inc. related to the solicitation of the Fund’s proxies.

Quorum and Voting Requirements

The presence in person or by proxy of one third of the outstanding shares of the Fund entitled to vote will constitute a quorum for the Meeting. All shares represented at the Meeting in person or by proxy, including abstentions, will be counted for purposes of establishing a quorum. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Abstentions will be counted for purposes of establishing a quorum but not toward the approval of the proposal. Abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

The Fund will count the number of votes cast “for” approval of the New Agreement to determine whether sufficient affirmative votes have been cast. Assuming the presence of a quorum, abstentions have the effect of negative votes.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. MFAC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant. The Trust’s principal underwriter is IMST Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101. UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust. Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as counsel to the Trust and the Independent Trustees.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to the All Terrain Opportunity Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by calling 1-844-441-4440.

Submission of Proposals for Next Meeting of Shareholders

The Fund does not hold shareholder meetings annually. Any shareholder who wishes to submit a proposal to be included in the Fund’s proxy statement and form of proxy card for the Fund’s next meeting of shareholders should send the proposal to the Fund so that it will be received within a reasonable time before the Fund begins to print and mail its proxy materials relating to such meeting.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5%

of the All Terrain Opportunity Fund

Shareholder Name and Address	Number of Shares Owned	Percentage of Shares Owned as of January 15, 2019
TD Ameritrade Inc. Omaha, NE 68103	1,244,438.556	99.85%

APPENDIX B

INTERIM AND NEW INVESTMENT CO-ADVISORY AGREEMENT
BETWEEN
INVESTMENT MANAGERS SERIES TRUST II

AND

Foothill Capital Management, LLC

THIS INVESTMENT CO-ADVISORY AGREEMENT (the “Agreement”), dated as of December 15, 2018, is entered into by and between Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as amended from time to time (each a “Fund”), and Foothill Capital Management, LLC, a Delaware Limited Liability Company (the “Advisor”).

WHEREAS, each of the Advisor and Castle Financial & Retirement Planning Associates, Inc. (the “Co-Advisor”) has agreed to furnish investment co-advisory services to each Fund, each a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Co-Advisor has entered into an investment co-advisory agreement with the Trust on behalf of each Fund similar in form and substance to this Agreement (the “Initial Castle Agreement,” and as amended and restated, the “Castle Agreement”);

WHEREAS, the Advisor has previously entered into an investment co-advisory agreement with the Trust on behalf of each Fund (the “Initial Bauer Agreement,” and together with the Initial Castle Agreement, the “Initial Agreements”);

WHEREAS, the parties wish to amend and restate each Initial Agreement to reallocate the advisory fees payable to each Co-Advisor; and

WHEREAS, the quality or quantity of the services to be provided by the Advisor with respect to each Fund shall not be reduced in connection with such reallocation of fees;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and each Co-Advisor is willing to furnish such services upon the terms and conditions herein set forth; NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to each Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the purchase and sale of securities or other assets held by the Fund.

2. Duties and Obligations of the Advisor with Respect to Investment of Assets of Each Fund.

(a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust’s Board of Trustees (the “Board” or the “Trustees”), the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have joint discretion with the Co-Advisor for so long as the Castle Agreement is in effect, in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and other rights pertaining to such securities and other assets, if any, on behalf of the Fund; (ii) supervise the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) furnish to the Board and/or the officers of the Trust such reports and statements and other information relating to a Fund’s investment performance and investment mandate compliance as the Trustees or officers may reasonably request; and (v) furnish the Trust with such other documents and information as the Trustees or officers of the Trust may from time to time reasonably request. For purposes of clarity, for so long as the Castle Agreement is in effect, either the Advisor or the Co-Advisor shall have the authority to take any action in accordance with this Section 2(a) of this Agreement with respect to a Fund and any such action will be deemed by the Fund to be approved by the other; and any action taken with respect to a Fund pursuant to this Section 2(a) of this Agreement must be agreed upon by both the Advisor and the Co-Advisor, and in the event of a disagreement between the Advisor and the Co-Advisor, the Co-Advisor shall have complete discretion to take such action.

(b) In performing its duties under this Section 2 with respect to a Fund, the Advisor may choose to delegate some or all of its duties and obligations under this Agreement to one or more investment sub-advisors, subject to the approval of the Co-Advisor. If the Advisor chooses to do so, such delegation may include but is not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such investment sub-advisor; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the 1940 Act; and provided further, that no such delegation shall relieve the Advisor from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and to applicable law. If the Advisor delegates any of its duties and obligations under this Agreement with respect to a Fund to one or more investment sub-advisors, then subject to the requirements of the 1940 Act and the rules and regulations thereunder, prior approval of the Board and any exemptive relief provided by the Securities and Exchange Commission (the “SEC”), the Advisor shall have, subject to the approval of the Co-Advisor, (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) full discretion to select new or additional investment sub-advisors for the Fund; (ii) full discretion to enter into and materially modify existing sub-advisory agreements with investment sub-advisors; (iii) full discretion to terminate and replace any investment sub-advisor; and (iv) full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by an investment sub-advisor. In connection with the Advisor’s responsibilities with respect to any Fund for which one more investment sub-advisors manages all or a portion of the Fund’s assets (each a “sub-advised portion”), the Advisor shall, subject to the approval of the Co-Advisor, (x) assess the Fund’s investment focus and investment strategy for each sub-advised portfolio of the Fund; (y)perform diligence on and monitor the investment performance of each sub-advised portion and the investment sub-advisor’s adherence to the investment strategy of the sub-advised portion or the Fund, as applicable, and compliance procedures of each investment sub-advisor providing services to the Fund; and (z) seek to implement decisions with respect to the allocation and reallocation of the Fund’s assets among one or more current or additional investment sub-advisors from time to time, as the Advisor deems appropriate, to enable the Fund to achieve its investment goals. In addition, the Advisor shall monitor compliance by each investment sub-advisor of a Fund with the investment objectives, policies and restrictions of the Fund, and review and periodically report to the Board on the performance of each investment sub-advisor.

3. Covenants. In the performance of its duties under this Agreement, the Advisor:

(a) shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the SEC; (ii) any other applicable provision of Federal law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time and as furnished to the Advisor; (iv) the investment objectives and policies of each Fund as set forth in its Prospectus and Statement of Additional Information included in the Trust’s Registration Statement on Form N-1A; and (v) compliance policies and procedures of the Trust adopted by the Board of Trustees of the Trust, as furnished to the Advisor;

(b) will, with respect to each Fund’s assets not managed by an investment sub-advisor, subject to the approval of the Co-Advisor place purchase or sale orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will, subject to its duty to seek best execution, attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the broker or dealer, as well as the firm’s reputation for financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to a broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance, however, will the Fund’s securities be purchased from or sold to the Advisor, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund (except for proprietary information relating to the Advisor’s methodology unless such information is required to be maintained in the records of the Fund by the 1940 Act or the rules or regulations thereunder), and to the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld when the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d) will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with its approval of this Agreement;

(e) will supply such information to the Trust’s co-administrators and permit such compliance inspections by the Trust’s co-administrators as shall be reasonably necessary to permit the co-administrators to satisfy their obligations and respond to the reasonable requests of the Board of Trustees, including without limitation full copies of all letters received by the Advisor during the term of this Agreement from the staff of the U.S. Securities and Exchange Commission regarding its examination of the activities of the Advisor; and

(f) will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written summary of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

4. Services Not Exclusive. Nothing in this Agreement shall prevent Advisor, nor any officer, employee or affiliate thereof, from acting as investment advisor or investment sub-advisor for any other person, firm or corporation, including any other investment company or pooled investment vehicle, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor, or any of its officers, employees, affiliates or agents, from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Advisor may maintain copies of any such records, including the performance records of each Fund, and the Advisor may use such performance records to promote its services to other accounts, including other fund accounts.

6. Agency Cross and Rule 17a-7 Transactions. From time to time, the Advisor or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an “Account”) securities which the Advisor’s investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. The Advisor or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from one or both parties to the transaction without the advisory client’s consent. This prohibition exists because when the Advisor makes an investment decision on behalf of an advisory client (in contrast to a brokerage client that makes its own investment decisions), and the Advisor or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Advisor’s part regarding the advisory client. The SEC has adopted a rule under the Advisers Act which permits the Advisor or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes Advisor or its affiliates to participate in agency cross transactions involving an Account, provided that the Advisor agrees that it will not arrange purchases or sales of securities between a Fund and an Account advised by the Advisor unless (a) the purchase or sale is in accordance with applicable law (including Rule17a-7 under the 1940 Act) and the Trust’s policies and procedures, (b) the Advisor determines that the purchase or sale is in the best interests of the Fund, and (c) the Board has approved these types of transactions. The Trust may revoke its consent at any time by written notice to the Advisors.

7. Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Advisor or Co-Advisor incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) Each Fund shall pay (i) fees payable to the Advisor pursuant to this Agreement and fees payable to the Co-Advisor pursuant to the Castle Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund (but not any expenses of organizing the Trust); (iv) filing fees and expenses, if any, relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s proportionate share of: compensation, fees and reimbursements paid to the Trustees who are not “interested persons” of the Trust or of the Advisor or Co-Advisor and compensation payable to the chief compliance officer of the Trust and other officers of the Trust not otherwise affiliated with the Trust or the Advisor or Co-Advisor; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisors); (vii) legal and accounting expenses, including expenses of independent legal counsel, if any, for the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholder meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements relating to the Fund (unless otherwise agreed to by the Trust and the Advisor or Co-Advisor); and (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information relating to the Fund and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders (except that, if such prospectus, statement of additional information, supplement thereto, report, statement or notice relates to series of the Trust other than the Fund, then the Fund shall be responsible for only its proportionate share of such expenses); (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs, if any, relating to the Fund (xxii) audit fees; and (xxiii) the Fund’s proportionate share of litigation expenses of the Trust (that relate to the Fund) and any non-recurring or extraordinary expenses as may arise that relate to the Fund, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b) the Advisor shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisors it retains for the Fund pursuant to Section 2(b).

8. Compensation of the Advisor. Each Fund agrees to pay to the Advisor and the Advisor agrees to accept as compensation for all services rendered by the Advisor pursuant to this Agreement, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Advisor under this Agreement may be reduced to the extent required by any expense limitation agreement. The Advisor may voluntarily absorb certain Fund expenses or waive all or a portion of its fee pursuant to such a written expense limitation agreement.

9. Advisor’s Liability. The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials, except for information supplied by the Co-Advisor, the co-administrators, the Trust (including the officers and Trustees of the Trust) or another third party for inclusion therein. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Trust, including the Fund and any other series, in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

10. Duration and Termination.

(a) This Agreement shall become effective with respect to the Fund as of the date hereof and shall terminate with respect to the Fund 150 days after such effective date unless it has been approved by a majority of the Fund’s shareholders prior to such termination date (such period preceding such termination or Fund shareholder approval, the “Interim Period”). If so approved, then unless sooner terminated with respect to the Fund as provided herein, this Agreement shall continue in effect with respect to the Fund until the second anniversary hereof. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided that such continuance is specifically approved at least annually by both (i) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (ii) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(b) During the Interim Period, the compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve this Agreement with respect to the Fund by the end of the 150-day period following the effective date of this Agreement, the amount in such escrow account (including interest earned) will be paid to the Advisor. If a majority of the Fund’s outstanding voting securities do not approve this Agreement during such 150-day period, the Advisor will be paid, out of the escrow account, the lesser of (i) any costs incurred by the Advisor in performing its duties pursuant to this Agreement with respect to the Fund during the Interim Period (plus interest earned on that amount while in escrow), and (ii) the total amount in the escrow account (plus interest earned).

(c) This Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Trust). Notwithstanding the foregoing, during the Interim Period the Trust’s Board of Trustees or a majority of the outstanding voting securities of the Fund may terminate this Agreement at any time, without the payment of any penalty, on ten days’ written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

11. Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12. Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act, and no amendment to this Agreement as to a Fund shall be effective until approved by vote of a majority of such Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14. Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be. Further, the liabilities and obligations of any series of the Trust shall be enforceable only against the assets belonging to such series, and not against the assets of any other series.

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

16. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST: INVESTMENT MANAGERS SERIES TRUST II on behalf of each Fund

By:	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer

THE ADVISOR: FOOTHILL CAPITAL MANAGEMENT, LLC

By:	/s/ Joy Ausili
Name: Joy Ausili
Title: Co-President

Appendix A

Fees for Foothill Capital Management, LLC

Fund	Annual Fee	Effective Date
All Terrain Opportunity Fund	0.84%	December 15, 2018

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E54802-S80383

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
1. Approval of a new investment co-advisory agreement between Investment Managers Series Trust II, on behalf of the Fund, and Foothill Capital Management, LLC.	☐	☐	☐
2. Any other matters that properly come before the meeting.			

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date